UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 11, 2003



                                 POKER.COM INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



           Florida                   0-29219             98-0199508
-------------------------------  ----------------   -------------------
(State or other jurisdiction of  (Commission File      (IRS Employer
 incorporation or organization)       Number)       Identification No.)



           Suite 630, 1188 W. Georgia
       Vancouver, British Columbia, Canada                   V6E 4A2
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)



          Issuer's telephone number
             (including area code)                        (604) 689-5998




---------------------------------------------     ---------------------------
  (Former name, former address and former                 (Zip Code)
fiscal year, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.


Yes  [X]     No  [ ]

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

No events to report.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.


ITEM 5.  OTHER EVENTS

See Exhibits 1, 2 and 3.


ITEM 6.  RESIGNATION OF REGISTRANTS DIRECTOR

No events to report.


ITEM 7.  FINANCIAL STATEMENTS

No events to report.


ITEM 8.  CHANGE IN FISCAL YEAR

No events to report.

Exhibits:
---------
     1.   News Release issued by the Company on June 2, 2003.
     2.   News Release issued by the Company on June 5, 2003.
     3.   News Release issued by the Company on June 6, 2003.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


POKER.COM, INC.

/s/ Mark Glusing
-----------------------
Mark Glusing, President

June 11, 2003
-----------------------
Date

                                    EXHIBIT 1

FOR  IMMEDIATE  RELEASE
-----------------------

   POKER.COM INC. REPORTS PROGRESS ON DEVELOPMENT AND LAUNCHING OF SKILL POKER

VANCOUVER, CANADA, June 2nd, 2003 - Poker.com Inc. (OTCBB: PKER) announced today that it will launch a free play version of its poker software prior to the launch of the real money Skill Poker system. The free play system will give players the opportunity to familiarize themselves with the new software which upon completion of development will incorporate the patent pending Skill Poker system. The free play version will be available as of June 5th, 2003 and will be available at www.skillpoker.com.
               ------------------

With respect to the real money version, Poker.com Inc. is in the process of completing the development of the back end software and will begin beta testing soon. The component of the Skill Poker system which will be tested is the tournament management tool which incorporates the patent pending technology owned by Skill Poker.com Inc., a wholly owned subsidiary of Poker.com Inc.

Additionally, the Company announces that FocusNet Capital Inc. has changed software providers with respect to its online cardroom services and has decided to no longer use the software under license from Poker.com Inc. The non-exclusive license with FocusNet Capital Inc. commenced in 2001 and was paid in full. The decision by FocusNet Capital Inc. to change software providers will result in the Company no longer collecting royalties as per the terms and conditions of the FocusNet Capital Inc. license.

With respect to the dispute involving the domain poker.com, the Company announces that it is awaiting a decision by the Supreme Court of British Columbia in on the matter concerning jurisdiction in relation to Corporation Services Inc. and is awaiting commencement of arbitration on the matter involving ALA Corp. Poker.com Inc. remains hopeful of a positive resolution to the dispute and will release details of the respective decisions as they occur.

On behalf of the Board of Directors,

Mr.  Mark  Glusing
President

THIS PRESS RELEASE MAY CONTAIN CERTAIN FORWARD-LOOKING INFORMATION AND STATEMENTS CONCERNING THE COMPANY'S OPERATIONS, PERFORMANCE AND FINANCIAL
CONDITION, INCLUDING, IN PARTICULAR; THE ABILITY OF THE COMPANY TO DEVELOP THE SOFTWARE TECHNOLOGY IN CONNECTION WITH THE PROVISIONAL PATENT; COMPETITION FROM OTHER GAMING COMPANIES TO DEVELOP AND MARKET SKILL BASED GAMING IN NORTH AMERICA; THE ABILITY OF THE COMPANY TO SUCCESSFULLY MARKET ONLINE GAMING SITES THAT ARE FOR SKILL BASED GAMING. THESE STATEMENTS ARE BASED UPON A NUMBER OF UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THIS DOCUMENT IS NOT INTENDED TO BE AND IS NOT AN ADVERTISEMENT FOR ANY SECURITIES OF THE COMPANY.

For further information please contact:

Poker.com  Inc.
Investor  Relations
630 - 1188 West Georgia Street
Vancouver,  B.C.
Canada,  V6E  4A2

Tel:  (604) 689-5998
Fax:  (604) 689-8988
Email: Info@skillpoker.com
Url:   www.skillpoker.com

                                    EXHIBIT 2


FOR  IMMEDIATE  RELEASE
-----------------------

    POKER.COM INC. LAUNCHES FREE PLAY VERSION OF POKER SOFTWARE TO BE USED WITH
                       PATENT PENDING SKILL POKER SYSTEM.

VANCOUVER, CANADA, June 5th, 2003 - Poker.com Inc. (OTCBB: PKER) announced today that it has launched a free play version of its poker software at www.skillpoker.com. The free version allows players to familiarize themselves
------------------
with the new software which, upon completion of development, will incorporate the patent pending Skill Poker system.

As part of the launch promotion, the Company is offering a $50 bonus to the player who has been dealt the highest hand each day by the system.

About  Skill  Poker

Poker.com plans to use the Skill Poker concept enabling the operation of its own skill based online poker card rooms marketing directly to players in the United States, Canada and worldwide. Once developed, Poker.com Inc.'s poker card room will be the only legal online system of gaming with all operations including the game servers located on North American soil. The Company owns Skill Poker.com Inc., a wholly owned subsidiary registered in the State of Washington for the purpose of developing and operating the Skill Poker concept.

Poker.com Inc. owns a provisional patent application filed with the United States Patent and Trademark Office which covers a system of determining the skill level in a tournament setting for many different card games including all forms of poker. The acquisition of the patent pending system was subject to an opinion provided by Professor I. Nelson Rose, a Professor of Law with tenure at Whittier Law School in Costa Mesa, California regarding the general legality of the Skill Poker system. Professor Rose received a Juris Doctor degree from Harvard University in 1979 and is recognized as a leading authority on gambling and the law advising clients such as the United States Government, state gaming commissions, the Federal Government of Canada, commercial gaming operators and has acted as an expert witness in a number of gaming related trials.

With respect to the real money version, Poker.com Inc. is in the process of completing the development of the back end software and will begin beta testing soon. Marketing and selling of the Skill Poker system will commence immediately, targeting the online poker playing audience and specific corporations with an interest in online gaming.


On behalf of the Board of Directors,

Mr.  Mark  Glusing
President

THIS PRESS RELEASE MAY CONTAIN CERTAIN FORWARD-LOOKING INFORMATION AND STATEMENTS CONCERNING THE COMPANY'S OPERATIONS, PERFORMANCE AND FINANCIAL
CONDITION, INCLUDING, IN PARTICULAR; THE ABILITY OF THE COMPANY TO DEVELOP THE SOFTWARE TECHNOLOGY IN CONNECTION WITH THE PROVISIONAL PATENT; COMPETITION FROM OTHER GAMING COMPANIES TO DEVELOP AND MARKET SKILL BASED GAMING IN NORTH AMERICA; THE ABILITY OF THE COMPANY TO SUCCESSFULLY MARKET ONLINE GAMING SITES THAT ARE FOR SKILL BASED GAMING. THESE STATEMENTS ARE BASED UPON A NUMBER OF UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THIS DOCUMENT IS NOT INTENDED TO BE AND IS NOT AN ADVERTISEMENT FOR ANY SECURITIES OF THE COMPANY.


-30-

For further information please contact:

Poker.com  Inc.
Investor  Relations
630 - 1188 West Georgia Street
Vancouver,  B.C.
Canada,  V6E  4A2

Tel:  (604) 689-5998
Fax:  (604) 689-8988
Email: Info@skillpoker.com
Url:   www.skillpoker.com
       ------------------

                                    EXHIBIT 3

FOR  IMMEDIATE  RELEASE
-----------------------

  POKER.COM INC. REFILES 1ST QUARTER FILINGS UPDATING CERTIFICATION REQUIREMENTS
                        UNDER SARBANES-OXLEY ACT OF 2002.

VANCOUVER, CANADA, June 6th, 2003 - Poker.com Inc. (OTCBB: PKER) announced today that it has re-filed the 10QSB for the period ended March 31st, 2003 in response to the inclusion of the "E" designation by the National Association of Securities Dealers to the Company's trading symbol.

The Company was compliant with its filings as a reporting issuer, however, omitted one of the six certificates required under the Sarbanes-Oxley Act of 2002 and has corrected the omission. No other information was amended in the updated filing.

Poker.com Inc. expects the "E" to be removed from the symbol shortly at which time the trading symbol will resume as PKER on the NASD regulated OTCBB.


On behalf of the Board of Directors,

Mr.  Mark  Glusing
President

-30-

For further information please contact:

Poker.com  Inc.
Investor  Relations
630 - 1188 West Georgia Street
Vancouver,  B.C.
Canada,  V6E  4A2

Tel:  (604) 689-5998
Fax:  (604) 689-8988
Email: Info@skillpoker.com
Url:   www.skillpoker.com